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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 25, 1997


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF NOVEMBER 1, 1997, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1997-HUD2)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                    333-22559                 13-3439681
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

Seven World Trade Center
New York, New York                                  10048
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(Address of Principal                             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5659
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                                       -2-


Item 2.  ACQUISITION OR DISPOSITION OF ASSETS
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Description of the Certificates and the Mortgage Pools

                  On November 25, 1997, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1997-HUD2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 1997 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Wilshire Servicing Corporation as master servicer (in such capacity, the "Master Servicer"), LaSalle National Bank as trustee (the "Trustee") and ABN AMRO Bank N.V. as fiscal agent. The Certificates consist of fifteen classes of certificates (the "Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of residential fixed-rate and adjustable-rate, first lien seasoned mortgage loans originated as 30-year, fully amortizing loans under the United States Department of Housing and Urban Development's Section 203(b) or
Section 703 mortgage insurance programs (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate unpaid principal balance of $367,719,177 as of November 1, 1997 (the "Cut-off Date"), an aggregate Arrearage of approximately $67,943,706 and an aggregate Legal Balance of approximately $435,662,883. The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement (the "Purchase Agreement"), dated November 21, 1997, between the Depositor and Salomon Brothers Realty Corp. The Certificates were sold by the Depositor to Salomon Brothers Inc, an affiliate of the Depositor, pursuant to an underwriting agreement, dated November 21, 1997, between the Depositor and Salomon.

         The Certificates have the following initial Certificate Balances and initial Pass-Through Rates:


                          Initial Certificate
     Class                 Principal Balance              Pass-Through Rate
     -----                 -----------------              -----------------
      A-1                   $143,824,000.00                     6.59%
      A-2                    $18,410,000.00                     6.75%
      A-3                    $29,302,000.00                     6.85%
      A-4                    $62,806,000.00                     7.25%
     A-WAC                   $66,681,956.00                    Variable
      IO                    $367,525,466.74                     1.365%
      B-1                    $28,295,000.00                     7.00%


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                                       -3-



      B-2                    $17,413,000.00                     7.00%
      B-3                    $17,413,000.00                     7.00%
      B-4                    $11,971,000.00                     7.00%
      B-5                     $8,706,000.00                     7.00%
      B-6                    $29,385,466.74                     7.00%
      R-I                             $0.00                    Variable
     R-II                             $0.00                    Variable
     R-III                            $0.00                    Variable


                  The Certificates (except for the Class B-4, Class B-5, Class B-6 and Residual Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated November 21, 1997, and the Prospectus Supplement, dated November 21, 1997, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-4, Class B-5, Class B-6 and Residual Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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                                       -4-


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
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               (a)   Not applicable

               (b)   Not applicable

               (c)   Exhibits



         Exhibit No.                            Description
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            4.1               Pooling and Servicing Agreement, dated as of
                              November 1, 1997, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Wilshire Servicing Corporation as Master Servicer, LaSalle National Bank as Trustee and ABN AMRO Bank N.V. as Fiscal Agent, relating to the Series 1997-HUD2 Certificates.



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                                       -5-


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 1997

                                       SALOMON BROTHERS MORTGAGE
                                       SECURITIES VII, INC.



                                       By: /s/ Susan Mills
                                            -------------------------
                                       Name:   Susan Mills
                                       Title:  Assistant Vice President




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                                INDEX TO EXHIBITS
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                                                                   Sequentially
Exhibit No.                      Description                       Numbered Page
-----------                      -----------                       -------------

    4.1          Pooling and Servicing Agreement, dated as of           6
                 November 1, 1997, by and among Salomon
                 Brothers Mortgage Securities VII, Inc. as
                 Depositor, Wilshire Servicing Corporation as
                 Master Servicer, LaSalle National Bank as
                 Trustee and ABN AMRO Bank N.V. as Fiscal
                 Agent as Trustee, relating to the Series
                 1997-HUD2 Certificates.